SCHEDULE "K"

                                    COVENANT

Networks North Inc. ("NETN") for valuable consideration covenants to allot and issue and pay to the Receiver or as the Receiver may direct in writing 100,000 common shares of NETN in accordance with the Purchase Agreement dated September 10, 1999 between 1373224 Ontario Limited and the Receiver (as therein defined). Such shares will be (i) validly issued pursuant to duly authorized resolutions of the board of directors of NETN as fully paid and non-assessable shares in the capital of NETN free of any lien, charge, encumbrance, security interest or adverse claim; (ii) listed on NASDAQ ("NASDAQ"); and (iii) restricted securities within the meaning of Rule 144 promulgated under the Securities Act and may not be sold pursuant to Rule 144 for at least 12 months and thereafter may be sold only pursuant to Rule 144 or pursuant to a registration statement filed under the Securities Act or other applicable exemption under the Securities Act; provided however that NETN agrees that from the date hereof the Holder shall have unlimited tag along rights in connection with all registration statements filed by NETN from time to time including the pro rata right to participate with other selling shareholders based upon the number of shares offered for sale by each holder, with customary indemnity and contribution provisions from NETN in favour of any underwriters and such selling shareholder and with all customary expenses of such registration to be borne by NETN, and the expense for underwriting discounts or commissions to be borne by such selling shareholder. In addition, NETN covenants to file, as and when applicable, on a timely basis, all reports required to be filed by it under the Exchange Act, and if at any time NETN is no longer required to file such reports, at the request of the Vendor, NETN shall make publicly available the information specified in subparagraph (c)(2) of Rule 144 of the Securities Act, and take such further action as may be reasonably required from time to time, to enable the Vendor to transfer the Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by Rule 144 or any similar rule or regulation adopted by the SEC.

DATED AT Toronto this       day of September, 1999.

                                               NETWORKS NORTH INC.


                                               By:__________________________
                                               Title: